THE MANAGERS FUNDS
                 EQUITY FUNDS

      Supplement dated October 21, 1998
       to Prospectus dated May 1, 1998

     The following information supersedes that contained in the Prospectus solely with respect to the following Fund:

Capital Appreciation Fund
-------------------------
     Effective   October  15,  1998,   Roxbury
Capital   Management,   LLC   ("Roxbury"),   a
Delaware   Limited  Liabilty   Company,   will
replace  Husic Capital Management as an  Asset
Manager  of  the  Capital  Appreciation  Fund.
Roxbury will be paid the same fee as the other
asset manager on the Fund, 0.40% per annum  of
the  average  daily  net assets  that  Roxbury
manages.   Roxbury Capital Management ("RCM"),
a  California corporation, was founded in 1986.
In   order  to  facilitate  a   strategic
partnership with WT Investments, Inc. ("WTI") on July 31, 1998, a subsidiary of Wilmington
Trust Company and a wholly-owned subsidiary of Wilmington Trust Corporation, RCM transferred its assets to Roxbury.

     As of September 30, 1998, assets under management totaled approximately $4.5 billion.
Roxbury's  address is 100 Wilshire  Boulevard,
Suite 600, Santa Monica CA  90401.

     Kevin  P.  Riley serves as the  portfolio
manager   of   the  portion  of  the   Capital
Appreciation  Fund managed  by  Roxbury.   Mr.
Riley has been a Senior Managing Director and Senior Portfolio Manager of Roxbury since inception, and was named Chief Investment
Officer in 1997.




October 21, 1998